[***] = CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED BECAUSE THE OMITTED PORTIONS ARE BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

Exhibit 10.3_

14 January 2020

Via Electronic Mail

Fresenius Kabi Deutschland GmbH

Else-Kröner-Straße 1

61352 Bad Homburg

Attention: Dr. Christian Hauer

Re:  Side Letter to Supply Agreement

Dear Mr. Hauer:

Reference is made to the Amended and Restated Manufacturing and Supply Agreement between Fresenius Kabi Deutschland GmbH (“Fresenius Kabi”) and Cerus Corporation (“Cerus”), effective July 1, 2015, as amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined in this side letter agreement (the “Letter Agreement”) shall have the meanings ascribed to them in the Agreement.

This Letter Agreement sets forth the understanding between Cerus and Fresenius regarding additional terms and conditions relating to the payment terms for production volumes from December 2019 through June 30, 2020 (the “Letter Term”).

The parties hereby acknowledge and agree that, during the Letter Term, Cerus will pay for production volumes in excess of any firm purchase order set forth in the rolling forecast described in Section 2.4 of the Agreement (the “Excess Production Volume”) up to [***] within [***] after the date of Fresenius Kabi’s invoice related to the applicable Manufactured Product. The payment terms for Excess Production Volume above [***] shall be [***]; provided however, that during the Letter Term, Fresenius Kabi shall not [***] without Cerus’ prior written consent.

For the avoidance of doubt, this Letter Agreement and the Agreement constitute the entire agreement between Cerus and Fresenius Kabi with respect to the subject matter described herein. Except as otherwise set forth herein, the terms of the Agreement shall continue in full force and effect after the date hereof.

Please indicate your acceptance of the terms and provisions of this Letter Agreement by signing below and returning the signed copy to my attention. This Letter Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

Best Regards,

CERUS CORPORATION

By: /s/ William M. Greenman

Name: William M. Greenman

Title:  Chief Executive Officer and President

By: /s/ Kevin D. Green

Name: Kevin D. Green

Title: Chief Financial Officer and Vice President, Finance

ACKNOWLEDGED AND AGREED:

FRESNIUS KABI DEUTSCHLAND GmbH

By: /s/ Christian Hauer

Name: Christian Hauer

Title:   President, Transfusion Medicine & Cell Therapies Division

By:  /s/ Dirk Roehner

Name: Dirk Roehner

Title: Chief Financial Officer, Transfusion Medicine & Cell Therapies Division

cc:Chrystal Menard, Chief Legal Officer and General Counsel, Cerus Corporation

Marcel Kirsch, Director Finance & Controlling, Global Operations Disposables – Transfusion Medicine & Cell Therapies Division

Scott Day, Vice President and Chief IP Counsel, Transfusion Medicine & Cell Therapies Division

Cerus Corporation1220 Concord Avenue, Concord, CA US 94520T 925 288 6000F 925 288 6001cerus.com

[***] = CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED BECAUSE THE OMITTED PORTIONS ARE BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.